LEGG MASON PARTNERS MONEY MARKET TRUST

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

SUPPLEMENT DATED JUNE 4, 2021

TO THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION OF EACH FUND

LISTED IN SCHEDULE A

The following language is added to each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

The Fund’s Board of Trustees has determined that it is in the best interests of the Fund and its shareholders to terminate and wind up the Fund. The Fund is expected to cease operations on or about August 6, 2021 or such earlier or later date as determined by management. In preparation for the termination of the Fund, the assets of the Fund will be completely liquidated and the Fund will cease to pursue its investment objective.

Shareholders of the Fund who elect to redeem their shares prior to the completion of the liquidation will be redeemed in the ordinary course at the Fund’s net asset value per share. Any shareholders who do not elect to redeem their shares prior to the completion of the liquidation will receive a liquidating distribution equal to the aggregate net asset value of the shares of the Fund that they hold when the Fund completes its liquidation.

In the interim, effective July 30, 2021, the Fund will be closed to new purchases and incoming exchanges, except that dividend reinvestment will continue until the Fund is terminated.

Shareholders are encouraged to consider options that may be suitable for the reinvestment of their liquidation proceeds, including exchanging into another fund within the Legg Mason mutual fund complex, if available to your class of shares.

Shareholders should be aware that if they redeem shares, exchange them into another fund, or receive liquidation proceeds upon the termination of the Fund, it is generally considered a taxable event.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON PARTNERS MONEY MARKET TRUST

Western Asset New York Tax Free Money Market Fund	December 29, 2020
Western Asset Tax Free Reserves	December 29, 2020
Western Asset U.S. Treasury Reserves	December 29, 2020

LEGG MASON PARTNERS PREMIUM MONEY MARKET TRUST

Western Asset Premium Liquid Reserves	December 29, 2020
Western Asset Premium U.S. Treasury Reserves	December 29, 2020

Please retain this supplement for future reference.

LMFX644609